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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

               Date of Report (Date of earliest event reported):

                               December 13, 2002

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)

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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

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ITEM 5. OTHER EVENTS.

On December 13, 2002, Digex's issued the attached press release announcing that on December 6, 2002, it received a letter from the Nasdaq Listing Qualifications Department indicating that the Company is subject to delisting from the Nasdaq SmallCap Market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.1 Press Release dated December 13, 2002: "Digex Announces Nasdaq Delist Notice and Plans Appeal"


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 16, 2002


                                            DIGEX, INCORPORATED
                                               (Registrant)




                                            /s/ T. SCOTT ZIMMERMAN
                                            ------------------------
                                              T. Scott Zimmerman
                                            Chief Financial Officer